SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 23, 1997

                                 Arch Coal, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                1-13105                           43-0921172
           (Commission File No.)               (I.R.S. Employer
                                               Identification No.)

                  CityPlace One, Suite 300, St. Louis, Missouri
                    (Address of Principal Executive Offices)

                                      63141
                                   (Zip Code)

                                 (314) 994-2700
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

     The Company announced on July 24, 1997 that its Board of Directors has directed implementation of a share repurchase plan under which the Company may repurchase, from time to time, up to 1,000,000 shares of Company common stock. Shares acquired may be used for general corporate purposes.

                                   SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in St. Louis, State of Missouri, on July 30, 1997.

                                    ARCH COAL, INC.


                                    By:  /s/ Jeffry N. Quinn
                                         ------------------------------------
                                           Jeffry N. Quinn
                                           Senior Vice President, Law & Human
                                           Human Resources

                                    Date: July 30, 1997